                                                                   EXHIBIT 10.11

                                    SUBLEASE

         THIS SUBLEASE is dated for references purposes as of July 12 2001, and is entered by and between OPENWAVE SYSTEMS, INC., a Delaware corporation ("Sublessor"), and GENITOPE CORPORATION, a Delaware corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

         1. RECITALS: This Sublease is made with reference to the fact that Metropolitan Life Insurance Company, a New York corporation ("Master Lessor"), as Landlord, and Sublessor's predecessor in interest, Phone.com, Inc., as Tenant, are parties to that certain Lease, dated as of January 21, 2000 ("Master Lease"), with respect to portions of the following two free-standing buildings: (i) a portion of that certain free-standing building known as Building 12, consisting of approximately eighteen thousand five hundred twelve (18,512) square feet located 595 Penobscot Drive, Redwood City, California 94063 ("Penobscot Space"), and (ii) a portion of that certain freestanding building known as Building 1, consisting of approximately twenty-nine thousand nine hundred twenty-one (29,921) square feet located at 101 Saginaw Drive, Redwood City, California 94063 ("Saginaw Space"), both as more particularly described in the Master Lease. A copy of the Master Lease is attached hereto as EXHIBIT A and incorporated by reference herein.

         2. PREMISES: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Penobscot Space consisting of approximately eighteen thousand five hundred twelve (18,512) square feet ("Subleased Premises"). The Subleased Premises are more particularly described in the Master Lease.

         3.       TERM:

                  A. TERM. The term of this Sublease ("Term") shall be for that period commencing with the day after the date on which Sublessor has received and faxed to Sublessee Master Lessor's written consent to this Sublease ("Commencement Date"), and ending on June 30, 2003 ("Expiration Date"), unless this Sublease is sooner terminated pursuant to its terms, or the Master Lease is sooner terminated pursuant to its terms. If Sublessor is unable to deliver possession of the Subleased Premises to Sublessee on or before the Commencement Date for any reason whatsoever, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder, or extend the Term, but in such case Sublessee shall not be obligated to pay Rent (as defined in Paragraph 4.B. below) or perform any other obligation of Sublessee hereunder until Sublessor delivers possession of the Subleased Premises to Sublessee in the required condition. In the event that Master Lessor's consent has not been faxed to Sublessee by August 20, 2001, subject to the provisions of Paragraph 25 below Sublessee shall have the right to terminate this Sublease. Sublessor and Sublessee shall execute a Commencement Date memorandum establishing the Commencement and Expiration Dates promptly after the Commencement Date has been established.

                  B. NO OPTION TO EXTEND. The parties acknowledge that Sublessee has no option to extend the Term of this Sublease.

                                       1.

         4.       RENT:

                  A. MONTHLY BASE RENT. Subject to the provisions of Paragraph 4.D. below, Commencing on the Commencement Date and continuing throughout the Term on the first day of each calendar month thereafter, Sublessee shall pay to Sublessor monthly base rent ("Monthly Base Rent") for the Subleased Premises in equal monthly installments as follows

Months 1* - Expiration Date                     $49,056.80
(* subject, however, to the provisions of
Paragraph 4.D. below)

As used herein, "month" shall mean a period beginning on the first (1st) day of a calendar month and ending on the last day of that month. Monthly Base Rent shall be paid on or before the first (1st) day of each month. Rent (as defined in Paragraph 4.B. below) for any period during the Term hereof which is for less than one month of the Term shall be a prorata portion of the monthly installment based on a 30-day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor at Openwave Systems, Inc., 1400 Seaport Boulevard, Redwood City, California 94063, Attn: Real Estate Department, or such other address as may be designated in writing by Sublessor.

                  B. ADDITIONAL RENT. In addition to Monthly Base Rent, Sublessee shall pay to Sublessor, at the time that Sublessee pays Monthly Base Rent or, if so notified by Sublessor in writing, within twenty (20) days after receipt of Sublessor's invoice therefor, one hundred percent (100%) of "Tenant's Building Share", "Tenant's Phase Share" and "Tenant's Project Share" (all as defined in Section 1.01(16) of the Master Lease, including, without limitation all Rent Adjustment Deposits and Rent Adjustments [defined in Section 1.03 of the Master Lease]) of all Operating Expenses (as defined in Section 1.03 of the Master Lease) payable by Sublessor to Master Lessor with respect to the Subleased Premises. Sublessee also shall be responsible for payment of its own utilities, as set forth in Section 6.02 of the Master Lease, to the extent not provided to the Subleased Premises, as well as its own telephone, telecommunications and data communications charges, directly to the provider. All monies required to be paid by Sublessee under this Sublease (except for Monthly Base Rent, as defined in Paragraph 4.A.), including without limitation, any amounts payable by Sublessor to Master Lessor under the Master Lease with respect to the Subleased Premises, shall be deemed additional rent ("Additional Rent"). Sublessee and Sublessor agree, as a material part of the consideration given by Sublessee to Sublessor for this Sublease, that Sublessee shall pay all costs, expenses, taxes, insurance, maintenance and other charges of every kind and nature arising in connection with the Master Lease and relative to the Subleased Premises during the Term, such that Sublessor shall receive, as net consideration for this Sublease, full reimbursement thereof. Monthly Base Rent and Additional Rent hereinafter collectively shall be referred to as "Rent."

                  C. PAYMENT OF FIRST MONTH'S RENT. Upon the execution of this Sublease by Sublessee, Sublessee shall pay to Sublessor the sum of Forty-Nine Thousand Fifty-Six and 80/100 Dollars ($49,056.80), which sum shall constitute Monthly Base Rent for the first month of the Term, consistent, however, with subparagraph D below.

                                       2.

                  D. RENT ABATEMENT PERIOD. Notwithstanding anything to the contrary contained in this Sublease, Sublessee shall not be obligated to commence paying Monthly Base Rent for the Subleased Premises until the date that is fifty-three (53) days after the Commencement Date ("Rent Commencement Date"). Sublessee shall commence paying Additional Rent on the Commencement Date, however.

         5.       LETTER OF CREDIT:

                  A. TERMS OF LETTER OF CREDIT. As consideration for value received and a further incentive to maintain Sublessor's willingness to enter into this Sublease, and as collateral to compensate Sublessor for future damages it may suffer by reason of Sublessee's defaults hereunder, Sublessee shall deliver to Sublessor, on or before the Commencement Date, an unconditional, clean, irrevocable letter of credit without documents (i.e., there shall be no obligation on Sublessor's part to present anything to issuer but a sight draft and the written statement described herein) in the amount of One Hundred Sixty-Six Thousand Six Hundred Eight and No/100 Dollars ($166,608.00) ("LC Amount"), which letter of credit shall be issued by a money-center bank (a bank which accepts deposits, maintains accounts, has a local Silicon Valley or San Francisco, California office which will negotiate a letter of credit and whose deposits are insured by the FDIC) reasonably acceptable to Sublessor shall be for a term continuing through the last day of the thirty (30)- day period following the Expiration Date (or shall contain an "evergreen" provision which provides that it automatically is renewed on an annual basis unless the issuer delivers forty-five (45) business days' prior written notice to Sublessor and Sublessee), shall permit partial draws, shall provide that draws thereunder will be honored upon receipt by issuer of a written statement signed by Sublessor or its authorized agent stating that Sublessor is entitled to draw down on the letter of credit, shall be freely transferable only to a transferee of Sublessor's interest in the Master Lease and this Sublease in conformity with the provisions in the Master Lease regarding transferability of Sublessor's security deposit held by Master Lessor, and shall be in a form and content reasonably acceptable to Sublessor. Such letter of credit, together with any other renewal or replacement letters of credit delivered or to be delivered by Sublessee hereunder shall be referred to collectively herein as the "LC". The LC shall be held by Sublessor without liability for interest. The LC is not an advance payment of Rent or a measure or limit of Sublessor's damages upon Sublessee's default under this Sublease. The LC shall provide for forty-five
(45) business days' prior written notice to Sublessor of cancellation or material change thereof, and shall further provide that, in the event of any non-extension of the LC (if the term of the LC is for a period shorter than the Term of this Sublease) at least forty-five (45) business days prior to its expiration, the entire face amount shall automatically be paid to Sublessor, and Sublessor shall hold the funds so obtained for application to any current or future obligations of Sublessee. If for any reason such automatic payment does not occur in the event of a non-extension at least forty-five (45) days prior to expiration, Sublessor shall be entitled to present its written demand for payment of the entire face amount of the LC, and the funds so obtained shall be held as provided above. Sublessee shall pay all expenses, points and/or fees incurred by Sublessee in obtaining the LC. Additionally, upon a proposed sale or other transfer of any interest in the Subleased Premises, this Sublease or Sublessor (including consolidations, mergers or other entity changes), Sublessee, at Sublessor's sole cost and expense and upon ten (10) business days' notice, shall, concurrent with Sublessor's delivery to Sublessee of the then outstanding LC, deliver to any such transferee, successor or assign a replacement LC on identical terms (except for the stated beneficiary) from the same

                                       3.

issuer or another bank acceptable to Sublessor, in Sublessor's sole but reasonable discretion, naming the new sublessor as the beneficiary thereof. The LC shall not be mortgaged, pledged, assigned (except as expressly provided in this Paragraph) or encumbered in any manner whatsoever by either Sublessee or Sublessor.

                  B. APPLICATION OF LC. If Sublessee defaults (following any applicable grace periods, it being understood that no notice of a default by Sublessee hereunder need be given by Sublessor to Sublessee if Sublessee is the subject of a bankruptcy proceeding) with respect to any provision of this Sublease, including but not limited to, provisions relating to the payment of Rent, Sublessor may, but shall not be required to, draw down upon all or any portion of the LC for payment of any Rent or other sum in default, or for the payment of any amount that Sublessor may spend or may become obligated to spend made necessary by reason of Sublessee's default or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. Within two (2) business days following any draw by Sublessor against the LC, Sublessor shall notify Sublessee in writing, stating the Sublease provision with respect to which Sublessee is in default and the amount drawn down by Sublessor. The use, application or retention of the LC, or any portion thereof, by Sublessor shall not prevent Sublessor from exercising any other right or remedy provided by this Sublease or by law or in equity, it being intended that Sublessor shall not first be required to proceed against the LC, and the LC shall not operate as a limitation on any recovery to which Sublessor otherwise may be entitled. If all or any portion of the LC is drawn upon, Sublessee, within ten (10) business days after written notification from the bank or Sublessor of the amount so applied, shall reinstate the LC to the LC Amount required under this Sublease by providing either cash (so that the full amount of cash and LC proceeds held by Sublessor equals the LC Amount) or a replacement LC upon the identical terms and conditions set forth in this Paragraph, (so that the excess LC proceeds and the replacement LC equals the LC Amount) and if all or any portion of the LC again is used or applied, Sublessee shall, within ten (10) business days after written demand therefor, again reinstate the LC to the LC Amount required under this Sublease by providing either cash (so that the full amount of cash and LC proceeds held by Sublessor equals the LC Amount) or a replacement LC upon the identical terms and conditions set forth in this Paragraph (so that the excess LC proceeds and the replacement LC equals the LC Amount). Sublessee's failure to provide Sublessor with cash in the required amount or to reinstate the LC as required hereunder shall be a further material default under this Sublease, in which case Sublessor shall be permitted to draw down the entire balance of the LC and apply it to any current or future monetary obligations of Sublessee. Sublessee hereby grants to Sublessor a security interest in the Security Deposit in accordance with the applicable provisions of the California Uniform Commercial Code.

         6. PARKING: Sublessee shall be entitled to the non-exclusive use of sixty-one (61) parking spaces pursuant to Section 2.06(c) of the Master Lease, to the extent incorporated herein.

         7. REPAIRS: On the Commencement Date, Sublessor shall deliver the Subleased Premises to Sublessee in broom-clean condition, with all building systems functioning and intact. Sublessor represents for the benefit of Sublessee that, to the best of Sublessor's actual knowledge, Sublessor has not received any written notice that the Subleased Premises is in violation of any ordinance, rule, code or regulation. Sublessor further represents that, to the best of Sublessor's actual knowledge, all required permits associated with the current build-out of the Subleased Premises have been issued and finaled. Other than as provided in the foregoing

                                       4.

sentence, Sublessor shall deliver the Subleased Premises to Sublessee in its "as-is" condition, and Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including, without limitation, the Americans with Disabilities Act of 1990). Sublessee shall look solely to the Master Lessor for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease. Sublessor warrants that there are no violations of law pertaining to the Premises, that any and all improvements were built under permit that have been finalized and that there are no known material defects in or about the Premises.

         8. SUBLESSEE'S INDEMNIFICATION. In addition to the indemnifications set forth in Sections 7.02(c), 11.02(b) and 17.02 of the Master Lease, and except to the extent caused by Sublessor's gross negligence or willful misconduct, Sublessee shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold harmless Sublessor from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the negligence or willful misconduct of Sublessee or its employees, contractors, agents, or invitees, or (ii) a breach of Sublessee's obligations under this Sublease; or (iii) a breach of Sublessee's obligations under the Master Lease with respect to the Subleased Premises. The foregoing indemnifications shall survive the expiration or earlier termination of this Sublease.

         9. RIGHT TO CURE DEFAULTS: If Sublessee fails to pay any sum of money when due to Sublessor, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, upon five business (5) days' prior notice to Sublessee, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand, together with interest thereon at the maximum rate permitted by law from the date of the expenditure until repaid.

         10. ASSIGNMENT AND SUBLETTING: Except in accordance with the terms of Article 10 of the Master Lease, Sublessee may not assign this Sublease, sublet the Subleased Premises, transfer any interest of Sublessee therein, or permit any use of the Subleased Premises by another party ("Transfer"), and Sublessee shall obtain the prior written consent of Sublessor, which shall not be unreasonably withheld or delayed, and Master Lessor to any proposed Transfer. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. As a condition of granting its consent to any assignment or subletting, Sublessor shall require that Sublessee pay to Sublessor, as Additional Rent, one hundred percent (100%) of all excess rent, as defined in
Section 10.03 of the Master Lease, received by Sublessee. Any Transfer without the consents required by this Paragraph shall be void and shall, at the option of Sublessor, terminate this Sublease. Sublessor's consent to any assignment or subletting shall be ineffective unless set forth in writing, and Sublessee shall not be relieved from any of its obligations under this Sublease, unless the consent expressly so provides. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, Sublessor shall have the express right to exercise the recapture right set forth in Section 10.01 (a) of the Master Lease.

                                       5.

         11. USE: Sublessee may use the Subleased Premises only for the uses permitted in Section 1.01(17) of the Master Lease (general business offices and software research and development) and for no other purpose. Notwithstanding the foregoing, Sublessor hereby consents to Sublessee's using the Subleased Premises for biotechnology research and development labs, as well as for shipping and receiving, provided, however, that Master Lessor consents to such additional uses. Upon demand, Sublessee shall pay to Sublessor all taxes or charges imposed by applicable governmental authorities against the Subleased Premises or Sublessor (including, without limitation, assessments imposed as a consequence of the occurrence, storage, use or disposal of Hazardous Materials by Sublessee, its agents, employees, contractors or invitees in or about the Subleased Premises or the Building). Sublessee shall not do or permit anything to be done in or about the Subleased Premises which would (i) injure the Subleased Premises, or (ii) vibrate, shake, overload, or impair the efficient operation of the Subleased Premises or the sprinkler systems, heating ventilating or air conditioning equipment, or utilities systems located therein. Sublessee shall not store any materials, supplies, finished or unfinished products, or articles of any nature outside of the Subleased Premises. Sublessee shall comply with all rules and regulations promulgated from time to time by Master Lessor, and with any reasonable rules and regulations imposed by Sublessor.

         12. EFFECT OF CONVEYANCE: As used in this Sublease, the term "Sublessor" means the holder of the lessee's interest under the Master Lease. In the event of any transfer of said lessee's interest, the Sublessor shall be and hereby is entirely relieved of all covenants and obligations of the Sublessor hereunder, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations to be performed by Sublessor hereunder from and after the date of the transfer. Sublessor shall transfer and deliver any security of Sublessee to the transferee of said lessee's interest in the Master Lease, and thereupon the Sublessor shall be discharged from any further liability with respect thereto.

         13. ACCEPTANCE: The parties acknowledge and agree that Sublessee is subleasing the Subleased Premises on an "as is" basis and Sublessor has made no representations or warranties with respect to the condition of the Subleased Premises except as set forth in Paragraph 7 above. Sublessee hereby represents to Sublessor that (i) Sublessee has fully inspected the Subleased Premises and the physical condition thereof, including, without limitation, accessibility and location of utilities and improvements and earthquake preparedness, which in Sublessee's judgment affect or influence Sublessee's use of the Subleased Premises and Sublessee's willingness to enter into this Sublease, (ii) Sublessee is relying on its inspection in subleasing the Subleased Premises, and (ii) Sublessee has received no representations or warranties from Sublessor other than with respect to the physical condition of the Premises (as set forth in Section 7 above) on which Sublessee has relied in entering into this Sublease.

         14. IMPROVEMENTS: No alterations or improvements shall be made to the Subleased Premises except in strict accordance with this Sublease and
Article 9 of the Master Lease, and with the prior written consent of both Master Lessor and Sublessor, which consent of Sublessor shall not be unreasonably withheld or delayed. Sublessor hereby consents to Sublessee constructing a small wet lab in a portion of the existing warehouse space comprising the Subleased Premises, and to remove the short wall within the former accounting space to create the room as a class/conference room and to install two (2) doors linking the Subleased Premises

                                       6.

with Sublessee's current space at 525 Penobscot Drive ("Sublessee Improvements"); provided, however, that Sublessor's consent shall not be deemed to relieve Sublessee from obtaining the prior written consent of Master Lessor to the Sublessee Improvements. Sublessor shall not be required to provide a tenant improvement allowance to Sublessee in connection with Sublessee's construction of any improvements to the Subleased Premises, including the Sublessee Improvements. Upon the expiration or earlier termination of this Sublease, at Sublessor's sole option with notice in writing being given to Sublessee, Sublessee, at its sole cost, shall be responsible for removing any and all alterations or improvements installed in the Subleased Premises by Sublessee, including the Sublessee Improvements, and restoring the Subleased Premises to its condition immediately prior to the alteration or improvement.

         15. WAIVER OF SUBROGATION AND RELEASE: Sublessor and Sublessee hereby release each other from any injury to persons, damage to property, or loss of any kind which is caused by or results from any risk insured against under any valid and collectable property insurance policy carried by either party. Each party shall cause each property insurance policy obtained by it to provide that the insurer waives all right of recovery against the other party and its agents and employees in connection with any damage or injury covered by such policy. Sublessor shall not be liable to Sublessee, nor shall Sublessee be entitled to terminate this Sublease or to abate Rent for any reason, including, without limitation: (i) failure or interruption of any utility system or service; or (ii) failure of Master Lessor to maintain the Subleased Premises as may be required under the Master Lease. Notwithstanding the foregoing to the contrary, to the extent that Rent is abated for Sublessor with respect to the Subleased Premises pursuant to the terms of the Master Lease, Sublessee's Rent obligations with respect to the Subleased Premises also shall be abated. Sublessor and Sublessee are corporations, and the obligations of Sublessor and Sublessee shall not constitute the personal obligations of the officers, directors, trustees,, partners, joint venturers, members, owners, stockholders or other principals or representatives of such corporations.

         16. DEFAULT: Sublessee's performance of each of its obligations under this Sublease constitutes a condition as well as a covenant, and Sublessee's right to continue in possession of the Subleased Premises is conditioned upon such performance. Notwithstanding anything to the contrary contained in the Master Lease or this Sublease, Sublessee shall be in default under this Sublease if Sublessee fails to make any payment of Rent when due, or any other payment required hereunder when due, and in either case such failure shall continue for a period of ten (10) days from the date such sum was due. In addition, Sublessee shall be in material default of its obligations under this Sublease if Sublessee is responsible for the occurrence of any of the events of default set forth in Section 11.01 of the Master Lease.

         17. REMEDIES: In the event of any default by Sublessee under this Sublease (including, without limitation, a default pursuant to Section 11.01 of the Master Lease), Sublessor shall have all remedies provided by applicable law and in equity, including, without limitation, all rights pursuant to Section
11.02 of the Master Lease. Sublessor may resort to its remedies cumulatively or in the alternative.

         18. SURRENDER: On or before the Expiration Date or earlier termination of this Sublease, Sublessee shall remove all of its trade fixtures and all alterations and improvements, and shall surrender the Subleased Premises to Sublessor in the condition required by Article 12

                                       7.

of the Master Lease, free of Hazardous Materials stored, used or disposed of by Sublessee, including, without limitation, the Hazardous Materials set forth on Exhibit B, attached hereto and incorporated by reference herein. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the maximum rate permitted by law. Sublessee shall indemnify, defend, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys' and experts' fees) resulting from Sublessee's delay in surrendering the Subleased Premises, including, without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

         19. BROKERS: Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction, except Cornish & Carey Commercial, representing Sublessee, and Wayne Mascia Associates, representing Sublessor. Sublessor shall be responsible for payment of any brokerage commission due in connection with this Sublease pursuant to separate agreement with Wayne Mascia Associates. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman or finder.

         20. NOTICES: Unless five (5) days' prior written notice is given in the manner set forth in this Paragraph, the addresses of Sublessor and Sublessee for all purposes connected with this Sublease shall be the addresses set forth below their respective signatures. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered, or (ii) sent by facsimile, with a hard copy sent by overnight courier or deposited in the mail as required by this Paragraph, or
(iii) if properly addressed and either sent by nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt or other documentation for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease to Master Lessor at the address set forth in
Section 1.01(2) of the Master Lease. The addresses for Sublessor and Sublessee are set forth below their signatures at the end of this Sublease.

         21. SEVERABILITY: If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

         22. AMENDMENT: This Sublease may not be amended except by the written agreement of all parties hereto.

         23. ATTORNEYS' FEES: If either party brings any action or legal proceeding with respect to this Sublease, the prevailing party shall be entitled to recover reasonable attorneys' fees, experts' fees, and court costs pursuant to the provisions of Section 11.03 of the Master Lease.

                                       8.

         24.      OTHER SUBLEASE TERMS:

                  A. INCORPORATION BY REFERENCE. Except as otherwise provided in this Sublease, the terms and conditions of this Sublease shall include various Sections of the Master Lease, which are incorporated into this Sublease as if fully set forth, except that: (i) each reference in such incorporated Sections to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the "Subleased Premises"; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively, except as expressly set forth herein; (iv) with respect to work, services, repairs, restoration, provision of insurance or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor's diligent good faith efforts (without requiring Sublessor to spend more than a nominal sum) to obtain the Master Lessor's performance; (v) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Lease, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults (provided, however, that if any cure period provides for three (3) days or less to perform, Sublessee shall have two (2) business days to perform); (vi) Sublessor shall have no liability to Sublessee with respect to
(a) representations and warranties made by Master Lessor under the Master Lease,
(b) any indemnification obligations of Master Lessor under the Master Lease, or other obligations or liabilities of Master Lessor under the Master Lease with respect to compliance with laws, condition of the Premises or Hazardous Materials, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to make Sublessor liable therefor; and (vii) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such consent must be obtained from both the Master Lessor and the Sublessor and the approval of Sublessor may be withheld, if the Master Lessor's consent is not obtained.

         The following paragraphs of the Master Lease are hereby incorporated into this Sublease:

         SECTIONS 1.01(1) (PENOBSCOT SPACE ONLY), (2), (10) (PENOBSCOT SPACE
ONLY), (11) (PENOBSCOT SPACE ONLY), (12) (PENOBSCOT SPACE ONLY), 13 (PENOBSCOT SPACE ONLY), (15) (PENOBSCOT SPACE ONLY), (16) (PENOBSCOT SPACE ONLY), (17) AND
(18) (PENOBSCOT SPACE ONLY);

         SECTION 1.02;

         SECTION 1.03, except that "Commencement Date", "Delivery Date", "Expiration Date", "Landlord Work", "Monthly Base Rent", "Premises", "Rentable Area of the Premises", "Security Deposit", "Substantial Completion", references to "Saginaw Space" in the definitions of "Tenant's Building Share", "Tenant's Phase", "Tenant's Phase Share", "Tenant's Project Share" and "Tenant's Share", "Term", "Termination Date" and "Workletter" hereby are deleted;

         SECTIONS 2.01, 2.04 AND 2.06, except that (i) references to "Landlord" in Section 2.06(b) shall mean only Master Lessor, and (ii) the words comprising the last phrase of the first sentence

                                       9.

of Section 2.06(c) commencing with "provided, however, two..." through the end of that sentence hereby are deleted;

         ARTICLE 4, except that references to "Landlord" in Section 4.04 shall mean only Master Lessor;

         ARTICLE 6, except that (i) references to "Landlord" in Sections 6.01, the first, second, third, fourth and sixth sentences of Section 6.04 and Section
6.05 shall mean only Master Lessor; and (ii) the reference to the Saginaw Space in the last sentence of Section 6.06 hereby is deleted;

         ARTICLE 7, except that (i) references to "Landlord" in the second sentence of Section 7.01(b) and the third sentence of Section 7.02(d) shall mean only Master Lessor, and (ii) that portion of Section 7.02(c) commencing with the words "Provided, however, that the foregoing two sentences shall not apply, ..." through the end of Section 7.02(c) hereby is deleted;

         ARTICLES 8 THROUGH 13, except that (i) references to "Landlord" in
Section 8.01 and the first sentence of Section 8.02 shall mean only Master Lessor, and (ii) section 11.01((i) hereby is deleted;

         ARTICLE 14, except that (i) references to "Landlord" in Sections 14.01(a), (b), (c) and (d), and in Section 14.02 shall mean only Master Lessor,
(ii) the last phrase of the last sentence in Section 14.01(a) hereby is deleted, and (iii) Sublessee shall not exercise the termination rights set forth in Sections 14.01(a) and 14.02 without the prior written consent of Sublessor, which may be withheld in Sublessor's sole but reasonable discretion;

         ARTICLE 15, except that references to "Landlord" shall mean only Master Lessor;

         ARTICLE 16, except that references to "Landlord" in the first and second sentences of Section 16.03 and at the beginning of the third sentence of
Section 16.03 shall mean only Master Lessor;

         ARTICLES 17 AND 18, except that that portion of Section 17.02 commencing with the words "Provided, however, the foregoing two sentences shall not apply, ..." and continuing to the end of subsection (ii) of Section 17.02 hereby are deleted;

         ARTICLES 19 AND 20;

         ARTICLE 23, except that (i) references to "Landlord" shall mean only Master Lessor, and (ii) Section 23.01(b) hereby is deleted;

         Article 24, (for purposes of providing notices to Master Lessor only);

         ARTICLES 25 AND 26, except that (i) references to "Landlord" in Article 25 and Sections 26.07, 26.08 and 26.10 shall mean only Master Lessor, and (ii) Sections 26.03 and 26.06 hereby are deleted;

         EXHIBIT A AS TO THE PENOBSCOT SPACE AND EXHIBIT C; and

                                      10.

         SECTIONS 1 AND 2 OF RIDER 2.

                  B. ASSUMPTION OF OBLIGATIONS: This Sublease is and at all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease with respect to the Subleased Premises during the Term to the extent incorporated herein; (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease with respect to the Subleased Premises during the Term to the extent incorporated herein; and (iii) to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands, and expenses (including reasonable attorneys' and experts' fees) arising out of Sublessee's failure to comply with or to perform Sublessee's obligations hereunder or the obligations of the "Tenant" under the Master Lease as herein provided, or to act or omit to act in any manner which will constitute a breach of the Master Lease. The foregoing indemnification shall survive the termination of this Sublease.

         25. CONDITION PRECEDENT: This Sublease and Sublessor's and Sublessee's obligations hereunder are conditioned upon first obtaining the written consent of the Master Lessor to the Sublease. Sublessor and Sublessee acknowledge that Master Lessor also must consent to the change in "use" contemplated by Sublessee (as stated in Paragraph 11), the improvements contemplated by Sublessee (as stated in Paragraph 14), and the storage and use of those Hazardous Materials listed in EXHIBIT B (as stated in Paragraph 33). Sublessee shall not have the right to terminate this Sublease if Master Lessor consents to the foregoing modifications but conditions its consent upon reasonable changes or the imposition of reasonable conditions in connection therewith. Sublessor acknowledges that Sublessee intends to request that Master Lessor consent to a reduction in the amount of insurance required to be carried by Sublessee consistent with the amounts required to be carried by Sublessee pursuant to Sublessee's existing subleases to which Master Lessor has consented, but Sublessee shall not have the right to terminated this Sublease if Master Lessor refuses to consent to the reduction. Sublessee shall promptly provide to Master Lessor all financial and other information requested by Master Lessor pursuant to Section 14.2(a) of the Master Lease. Notwithstanding anything to the contrary contained in this Sublease, if Master Lessor's written consent is not faxed to Sublessee by August, 10, 2001, then, for the period commencing on August 11, 2001 until the date on which Master Lessor's written consent has been faxed to Sublessee, Sublessee may terminate this Sublease by providing to Sublessor written notice ("Termination Notice") of its intent to terminate this Sublease as of August 21, 2001. If Master Lessor's written consent is faxed to Sublessee on or before August 20, 2001, Sublessee's right to terminate this Sublease and any Termination Notice delivered pursuant to this Paragraph between August 11, 2001 and August 20, 2001 shall be null and void and of no further force or effect. If Master Lessor's written consent is not faxed to Sublessee on or before August 20, 2001, and Sublessee has delivered a Termination Notice, this Sublease shall terminate as of August 21, 2001, neither party shall have any further rights or obligations hereunder and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with Sublessee's execution hereof. If Sublessee has not exercised its option to terminate pursuant to this Section and if Master Lessor's written consent is not faxed to Sublessee on or before August 30, 2001, then, until the date on which Master Lessor's written consent has been faxed to Sublessee, Sublessee and Sublessor shall have the right to terminate this Sublease by delivering written notice of termination to the other on or after August 31, 2001, in which case this Sublease shall terminate

                                      11.

as of the date of the terminating party's notice, neither party shall have any further rights or obligations hereunder and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with Sublessee's execution hereof. The return of all sums paid by Sublessee to Sublessor shall be Sublessee's sole and exclusive remedy in the event of a termination pursuant to this Paragraph.

         26. SIGNAGE: Sublessee shall have the right, at Sublessee's sole cost and expense, to install the signage permitted pursuant to Section 6.06 of the Master Lease (including the signage at the entry door to the Subleased Premises), subject to the prior written consent of Sublessor, which shall not be unreasonably withheld or delayed, and of Master Lessor.

         27.      INTENTIONALLY OMITTED.

         28. SUBLESSEE'S FINANCIAL STATEMENTS: Within five (5) days after receipt of Sublessor's request, Sublessee shall deliver to Sublessor its then-current financial statements, certified as being true and correct by an officer of Sublessee.

         29. COUNTERPARTS: This Sublease may be executed in counterparts, each of which, when taken together as a whole, shall constitute one (1) original document.

         30. ACCESS TO SUBLEASED PREMISES: Prior to the Commencement Date, at reasonable times and upon reasonable prior notice, Sublessor shall provide Sublessee, its vendors, consultants, contractors and agents with limited access to view the Subleased Premises for Sublessee's space planning purposes,

         31. HAZARDOUS MATERIALS. Notwithstanding anything to the contrary contained in the Master Lease or this Sublease, Sublessee may store and use on the Subleased Premises in accordance with Section 7.02 of the Master Lease the Hazardous Materials described on EXHIBIT B attached hereto and made a part hereof, provided that consent to the storage and use of such Hazardous Materials by Sublessee has been given by Master Lessor.

         In addition to Sublessee's other indemnity obligations under this Sublease, Sublessee shall protect, indemnify, defend upon demand with counsel reasonably acceptable to Sublessor, and hold harmless Sublessor and Master Lessor and its officers, directors, employees, agents, successors and assigns from and against any and all liabilities, losses (including, without limitation, loss of rental income and loss due to business interruption), claims, damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses, foreseeable or unforeseeable, to the extent caused by the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Subleased Premises by Sublessee or any of its agents, employees, contractors, invitees, licensees, subtenants or assigns. The foregoing indemnification shall survive the expiration or earlier termination of this Sublease.

                        [SIGNATURES APPEAR ON NEXT PAGE]

                                      12.

         IN WITNESS WHEREOF, the parties have executed this Sublease on the day and year first above written.

SUBLESSEE:                                                   SUBLESSOR:

GENITOPE CORPORATION,                                        OPENWAVE SYSTEMS, INC.,
a Delaware corporation                                       a Delaware corporation

By: /s/ Dan W. Denney, Jr.                                   By:/s/ Alan Black
    -------------------------------------------------           ------------------------------------------

Its: CEO                                                     Its: CFO and SrVP, Corp Affairs

By:__________________________________________________

Its:_________________________________________________

Address:        595 Penobscot Drive                          Address:         1400 Seaport Boulevard
                Redwood City, CA 94063                                        Redwood City, CA 94063
                Attn: __________________                                      Attn: Real Estate Department
Telephone       (___) __________________                     Telephone        (650) 480-8000

NOTICES TO BE RECEIVED BY:

Jose A. Fernandez
Director of Facilities, Genitope Corporation
525 Penobscot Drive
Redwood City, CA 94063

Diane Ingolia, J.D., Ph.D.
VP, Product Development and IP Counsel, Genitope Corporation
525 Penobscot Drive
Redwood City, CA 94063

Robert K. Lane, Esq.
Robert Kingbury Lane Corporation
388-17th Street, Suite 250
Oakland, CA 94612

                                      13.

                                    EXHIBIT A

                                  MASTER LEASE

                                See Exhibit 10.13

                                    EXHIBIT B

                         SUBLESSEE'S HAZARDOUS MATERIALS

                                [to be attached]

Openwave Systems, Inc.
August 16, 2001
Page 10

                                    EXHIBIT B
                          PERMITTED HAZARDOUS MATERIAL

Permitted Hazardous Material includes only those types of substances specified below, in amounts no greater than the maximum quantities set forth below (and if no quantity is listed below for any substance(s), none of the listed material shall be permitted):

TYPE:                                                                   QUANTITY
-----                                                                   --------

[TYPES & AMOUNTS OF PERMITTED HAZARDOUS MATERIAL TO BE LISTED BY SUBTENANT & TENANT]

Exhibit B

Chemical Inventory August 16, 2001

-----------------------------------------------------------------------------------------------------------------------
REAGENT                                                               MANUFACTURER                  QUANTITY
-----------------------------------------------------------------------------------------------------------------------
"Big Dye"                                                             Applied Biosystems            < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
0.5 M MgSO4                                                           Genitope
-----------------------------------------------------------------------------------------------------------------------
0.5M EDTA                                                             Genitope
-----------------------------------------------------------------------------------------------------------------------
0.8% LE/TAE/EtBr gel                                                  Genitope
-----------------------------------------------------------------------------------------------------------------------
1 M Imidazol                                                          Genitope
-----------------------------------------------------------------------------------------------------------------------
1.2% LE/TAE/EtBr gel                                                  Genitope
-----------------------------------------------------------------------------------------------------------------------
1.8% LE/TAE/EtBr gel                                                  Genitope
-----------------------------------------------------------------------------------------------------------------------
10 mM Tris Cl                                                         Genitope
-----------------------------------------------------------------------------------------------------------------------
10% Bleach                                                            Genitope                      < 5 gal.
-----------------------------------------------------------------------------------------------------------------------
100 base pair ladder                                                  Gibco
-----------------------------------------------------------------------------------------------------------------------
100% Ethanol                                                          Gold Shield                   < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
100% IPA                                                              JT Baker                      < 4.0 gal.
-----------------------------------------------------------------------------------------------------------------------
1000 base pair ladder                                                 Gibco                         < 25 ml.
-----------------------------------------------------------------------------------------------------------------------
100mM CoCl2                                                           Genitope
-----------------------------------------------------------------------------------------------------------------------
10mM GeneAmp dNTP blend                                               Perkin Elmer
-----------------------------------------------------------------------------------------------------------------------
10mM Tris Cl                                                          Genitope
-----------------------------------------------------------------------------------------------------------------------
10x Carbonate Buffer                                                  Genitope
-------------------------------------------------------------------- ----------------------------- ---------------------
10X PCR buffer for Tag                                                Roche
-----------------------------------------------------------------------------------------------------------------------
10X PCR buffer II with MgCl2                                          Perkin Elmer
-----------------------------------------------------------------------------------------------------------------------
10X Sodium Citrate                                                    Genitope
-----------------------------------------------------------------------------------------------------------------------
1M CaCl2                                                              Genitope
-----------------------------------------------------------------------------------------------------------------------
1M KCI                                                                Genitope
-----------------------------------------------------------------------------------------------------------------------
1M MgCl2                                                              Genitope
-----------------------------------------------------------------------------------------------------------------------
1M MOPS                                                               Genitope
-----------------------------------------------------------------------------------------------------------------------
1M Na2CO3                                                             Genitope
-----------------------------------------------------------------------------------------------------------------------
1M Na-cacodylic acid in Tris-Cl                                       Genitope
-----------------------------------------------------------------------------------------------------------------------
1M NaHC03                                                             Genitope
-----------------------------------------------------------------------------------------------------------------------
1M TRIS Cl ph7.8                                                      Genitope
-----------------------------------------------------------------------------------------------------------------------
1M TRIS Cl ph8.0                                                      Genitope
-----------------------------------------------------------------------------------------------------------------------
1M TRIS Cl ph8.5                                                      Genitope
-----------------------------------------------------------------------------------------------------------------------
1M NaCl                                                               Mallinckrodt
-----------------------------------------------------------------------------------------------------------------------
1X Trypsin-EDTA Solution                                              Cellgro
-----------------------------------------------------------------------------------------------------------------------
2% BSA/DPBS                                                           Genitope
-----------------------------------------------------------------------------------------------------------------------
2% BSA/PBS                                                            Genitope
-----------------------------------------------------------------------------------------------------------------------
2.2% LE/TAE/EtBr gel                                                  Genitope
-----------------------------------------------------------------------------------------------------------------------
2.5% MetaPhore/TBE gel                                                Genitope
-----------------------------------------------------------------------------------------------------------------------
20X MOPS Running Buffer                                               Genitope
-----------------------------------------------------------------------------------------------------------------------
25mM Mg(OAc)2 solution                                                Applied Biosystems
-----------------------------------------------------------------------------------------------------------------------
2-Mercaptaethanol                                                     Sigma                         < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
2mM dGTP-Na in H20                                                    Genitope
-----------------------------------------------------------------------------------------------------------------------
2 propanol                                                            JT Baker                      < 2.5L
-----------------------------------------------------------------------------------------------------------------------
3M NaOAc
-----------------------------------------------------------------------------------------------------------------------
3M Sodium Acetate                                                     Genitope
-----------------------------------------------------------------------------------------------------------------------
3M Tris                                                               Genitope
-----------------------------------------------------------------------------------------------------------------------
4X SAF                                                                Genitope
-----------------------------------------------------------------------------------------------------------------------
5% Nonfat Milk/DPBS                                                   Genitope                      < 500 ml
-----------------------------------------------------------------------------------------------------------------------
50 base pair ladder                                                   Gibco                         < 25 ml.
-----------------------------------------------------------------------------------------------------------------------
50X TAE                                                               Genitope
-----------------------------------------------------------------------------------------------------------------------
5mM CoCl2                                                             Genitope
-----------------------------------------------------------------------------------------------------------------------
5X TBE                                                                Genitope
-----------------------------------------------------------------------------------------------------------------------
5X XL Chelating Buffer                                                Genitope
-----------------------------------------------------------------------------------------------------------------------
5X XL RT buffer for RT-PCR
-----------------------------------------------------------------------------------------------------------------------
70% Ethanol                                                           Genitope                      < 15 gal.
-----------------------------------------------------------------------------------------------------------------------

Exhibit B

Chemical Inventory August 16, 2001

-----------------------------------------------------------------------------------------------------------------------
REAGENT                                                               MANUFACTURER                  QUANTITY
-----------------------------------------------------------------------------------------------------------------------
95% Ethanol                                                           Genitope                      < 15 gal.
-----------------------------------------------------------------------------------------------------------------------
ABTS                                                                  Boehringer Mannheim           < 25 ml.
-----------------------------------------------------------------------------------------------------------------------
ABTS                                                                  Bio-Rad                       < 25 ml.
-----------------------------------------------------------------------------------------------------------------------
Acetic Acid, glacial                                                  JT Baker                      < 4.0 gal.
-----------------------------------------------------------------------------------------------------------------------
Acetone                                                               JT Baker                      < 1 gal.
-----------------------------------------------------------------------------------------------------------------------
Acetone                                                               Sigma                         < 1 gal.
-----------------------------------------------------------------------------------------------------------------------
Agar Strips Hycon TC                                                  Biotest                       < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Alcare                                                                Steris                        < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Algicide                                                              VWR                           < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Ammonium Acetate                                                      Mallinckrodt                  < 500 g
-----------------------------------------------------------------------------------------------------------------------
Ammonium Bifluoride, flake                                            JT Baker                      < 125 ml.
-----------------------------------------------------------------------------------------------------------------------
Ammonium Hydroxide                                                    JT Baker
-----------------------------------------------------------------------------------------------------------------------
AmpliTaq with MgCl2 and 10X rxn buffer II                             Perkin Elmer
-----------------------------------------------------------------------------------------------------------------------
Anti-Rat IgG Heavy and Light                                          Calbiochem
-----------------------------------------------------------------------------------------------------------------------
ATCC Mycoplasma Detection kit
-----------------------------------------------------------------------------------------------------------------------
Azaserine                                                             Sigma                         < 1 L
-----------------------------------------------------------------------------------------------------------------------
Bacto Agar                                                            Difco Labs                    < 500 g
-----------------------------------------------------------------------------------------------------------------------
Bacto EC Medium                                                       Difco Labs                    < 500 g
-----------------------------------------------------------------------------------------------------------------------
Bacto Nzcym broth                                                     Difco Labs                    < 500 g
-----------------------------------------------------------------------------------------------------------------------
Bacto Sabouraud Dextrose Agar                                         Difco Labs                    < 500 g
-----------------------------------------------------------------------------------------------------------------------
BCA Kit                                                               Pierce
-----------------------------------------------------------------------------------------------------------------------
BCA Protein Assay Kit                                                 Pierce
-----------------------------------------------------------------------------------------------------------------------
Bio-Rad Ready Gels                                                    Bio-Rad
-----------------------------------------------------------------------------------------------------------------------
BIS TRIS                                                              Sigma
-----------------------------------------------------------------------------------------------------------------------
Bis-Tris                                                              Sigma
-----------------------------------------------------------------------------------------------------------------------
Bleach                                                                Clorox                        < 5 gal.
-----------------------------------------------------------------------------------------------------------------------
Boric Acid Granular                                                   JT Baker                      < 3Kg
-----------------------------------------------------------------------------------------------------------------------
Brilliant Blue R                                                      Sigma                         < 5 grams
-----------------------------------------------------------------------------------------------------------------------
Brilliant Blue R 250                                                  Sigma                         < 5 grams
-----------------------------------------------------------------------------------------------------------------------
Bromophenol Blue                                                      Sigma                         < 25 grams
-----------------------------------------------------------------------------------------------------------------------
BSA                                                                   Mallinckrodt                  < 200 grams
-----------------------------------------------------------------------------------------------------------------------
BSA                                                                   Hyclone                       < 200 grams
-----------------------------------------------------------------------------------------------------------------------
Buffer (Biphthalate) pH 4                                             JT Baker                      < 250 grams
-----------------------------------------------------------------------------------------------------------------------
Buffer (Borate) pH 7                                                  JT Baker                      < 250 grams
-----------------------------------------------------------------------------------------------------------------------
Buffer (Phosphate) pH 10                                              JT Baker                      < 250 grams
-----------------------------------------------------------------------------------------------------------------------
Buffer C1                                                             Qiagen
-----------------------------------------------------------------------------------------------------------------------
Buffer P1                                                             Qiagen
-----------------------------------------------------------------------------------------------------------------------
Buffer P3                                                             Qiagen
-----------------------------------------------------------------------------------------------------------------------
Cacodylic Acid                                                        Sigma                         < 15 grams
-----------------------------------------------------------------------------------------------------------------------
Calcium Chloride Dihydrate                                            EM Science                    < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
CCM-I                                                                 Hyclone
-----------------------------------------------------------------------------------------------------------------------
Cell Culture Media                                                    Hyclone                       < 5.0 gal.
-----------------------------------------------------------------------------------------------------------------------
Cellgro-FREE Media                                                    Mediatech                     < 5.0 gal
-----------------------------------------------------------------------------------------------------------------------
Chloroform                                                            JT Baker                      < 2.0 gal.
-----------------------------------------------------------------------------------------------------------------------
CiDecon                                                               Decon Labs, Inc.              < 2.0 gal.
-----------------------------------------------------------------------------------------------------------------------
Clear Bath Algicide                                                   VWR                           < 16 oz.
-----------------------------------------------------------------------------------------------------------------------
Cloned pfu DNA polymerase                                             Stratagene
-----------------------------------------------------------------------------------------------------------------------
Cloned pfu DNA Polymerase rxn buffer                                  Stratagene
-----------------------------------------------------------------------------------------------------------------------
Cobalt Chloride                                                       Sigma                         < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Cobalt Chloride rxn buffer                                            Sigma
-----------------------------------------------------------------------------------------------------------------------
Coomasie Blue Staining Solution                                       Genitope                      < 3.0 L
-----------------------------------------------------------------------------------------------------------------------
Coomassie Plus Protein Assay Reagent                                  Pierce                        < 3.0 L
-----------------------------------------------------------------------------------------------------------------------
CyQuant                                                               Molecular Probes
-----------------------------------------------------------------------------------------------------------------------
DEPC                                                                  Sigma
-----------------------------------------------------------------------------------------------------------------------

Exhibit B

Chemical Inventory August 16, 2001

-----------------------------------------------------------------------------------------------------------------------
REAGENT                                                               MANUFACTURER                  QUANTITY
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Destaining Solution                                                   Genitope
-----------------------------------------------------------------------------------------------------------------------
Dextrose Anhydrous, Power                                             JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
dGTP, Na-salt, PCR grade rxn buffer                                                                 < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Diethyl Pyrocarbonate                                                 Sigma                         < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Dimethy Sulfoxide                                                     Fisher                        < 3.0 L
-----------------------------------------------------------------------------------------------------------------------
DMEM                                                                  Cellgro
-----------------------------------------------------------------------------------------------------------------------
DMSO                                                                  Gaylord Chemical              < 2.5 Litre
-----------------------------------------------------------------------------------------------------------------------
DMSO                                                                  Amresco                       < 2.5 Litre
-----------------------------------------------------------------------------------------------------------------------
DNA H20                                                               Genitope
-----------------------------------------------------------------------------------------------------------------------
dNTP mix 10mM                                                         Perkin Elmer
-----------------------------------------------------------------------------------------------------------------------
dPBS                                                                  Gibco/Cellgro
-----------------------------------------------------------------------------------------------------------------------
Dulbecco's PBS                                                        Cellgro
-----------------------------------------------------------------------------------------------------------------------
EDTA, Disodium Salt, Dihydrate, Crystal                               JT Baker
-----------------------------------------------------------------------------------------------------------------------
EGTA                                                                  Sigma                         < 500 grams
-----------------------------------------------------------------------------------------------------------------------
ELISA Wash Buffer 10X                                                 Genitope                      < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Ethanol (200 proof)                                                   Gold Shield                   < 15 gal
-----------------------------------------------------------------------------------------------------------------------
Ethidium Bromide                                                      Genitope                      < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Ethylene Glycol                                                       Mallinckrodt                  < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
EZ-Link Sulfo-NHS-LC-Biotin                                           Pierce
-----------------------------------------------------------------------------------------------------------------------
Fetal Bovine Serum (FBS), characterized                               Hyclone
-----------------------------------------------------------------------------------------------------------------------
Fetal Bovine Serum (FBS), dialyzed                                    Hyclone
-----------------------------------------------------------------------------------------------------------------------
Ferric Citrate                                                        Sigma                         < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Ferric Nitrate                                                        Sigma                         < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Ferrous Sulfate                                                       Sigma                         < 250 grams
-----------------------------------------------------------------------------------------------------------------------
Ficoll 400                                                            Amersham Pharmacia            < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Ficoll-Paque                                                          Amersham Pharmacia            < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Fluorescien isothyocyanate                                            Sigma                         < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Formaldehyde (37%)                                                    JT Baker                      < 600 ml
-----------------------------------------------------------------------------------------------------------------------
FuGENE                                                                Roche
-----------------------------------------------------------------------------------------------------------------------
Fyrite 7% CO2                                                         Bacharach                     < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Fyrite CO2 indicator refill                                           Bacharach                     < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Gel Drying Solution                                                   Invitrogen                    < 9.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Gel Extraction Kit (buffer EB, QG, PE)                                Qiagen                        < 250 ml.
-----------------------------------------------------------------------------------------------------------------------
Gelatin                                                               Sigma                         < 100 grams
-----------------------------------------------------------------------------------------------------------------------
GeneAmp 25mM Mn(OAc)2                                                 Roche                         < 200ml
-----------------------------------------------------------------------------------------------------------------------
Gentamicin                                                            Gibco                         < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Glucosamine                                                           Sigma
-----------------------------------------------------------------------------------------------------------------------
Glutaraldehyde                                                        Sigma                         < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Glutaraldehyde (25%)                                                  Sigma/JT Baker                < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Glycerol                                                              JT Baker
-----------------------------------------------------------------------------------------------------------------------
Glycine                                                               JT Baker
-----------------------------------------------------------------------------------------------------------------------
Goat Anti-Human IgG                                                   Biosource
-----------------------------------------------------------------------------------------------------------------------
Goat anti-human lgG gamma chain                                       Biosource
-----------------------------------------------------------------------------------------------------------------------
Goat F(ab')2 anti-human kappa light chain                             Biosource
-----------------------------------------------------------------------------------------------------------------------
Goat F(ab')2 anti-human lambda light antibody                         Biosource
-----------------------------------------------------------------------------------------------------------------------
Growth check, microbial suspensions                                   Becton Dickinson?
-----------------------------------------------------------------------------------------------------------------------
Guanidine                                                             Sigma
-----------------------------------------------------------------------------------------------------------------------
Guanidium Isothyocyanate                                              JT Baker                      < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Hand Soap                                                             SoftCide
-----------------------------------------------------------------------------------------------------------------------
HEPES Free Acid                                                       JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Hi Trap Lectin Test Kit                                               Sigma?                        < 10 ml.
-----------------------------------------------------------------------------------------------------------------------
High Pure Plasmid Isolation Kit                                       Boehringer Mannheim           < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Hightrap G Protein                                                    Amersham Pharmacia            < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Hightrap SP                                                           Pharmacia Biotech             < 500 ml.
-----------------------------------------------------------------------------------------------------------------------

Exhibit B

Chemical Inventory August 16, 2001

-----------------------------------------------------------------------------------------------------------------------
REAGENT                                                               MANUFACTURER                  QUANTITY
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Horseradish Peroxidase Avidin D                                       Vector Labs                   < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Horseradish Peroxidase Substrate Kit                                  Bio-Rad                       < 500 ml
-----------------------------------------------------------------------------------------------------------------------
Human IgG Kappa                                                       Sigma                         < 4 micro grams
-----------------------------------------------------------------------------------------------------------------------
Human IgG Lambda                                                      Sigma                         < 200 micro grams
-----------------------------------------------------------------------------------------------------------------------
Hybridoma SFM                                                         Invitrogen                    < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Hydrochloric Acid                                                     JT Baker                      < 1.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Hydrocyanic Acid                                                      JT Baker                      < 2.5 Litre
-----------------------------------------------------------------------------------------------------------------------
Hydrogen Peroxide 30%                                                 JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Hypoxanthine                                                          Sigma                         < 25 grams
-----------------------------------------------------------------------------------------------------------------------
IEF Anode (lower) buffer                                              Invitrogen
-----------------------------------------------------------------------------------------------------------------------
IEF Cathode Buffer pH 3-10                                            Invitrogen
-----------------------------------------------------------------------------------------------------------------------
IEF Sample Buffer pH 3-10                                             Invitrogen
-----------------------------------------------------------------------------------------------------------------------
Imidazole                                                             Sigma                         < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Imject Mariculture KLH in PBS                                         Pierce                        < 100 mgrams
-----------------------------------------------------------------------------------------------------------------------
IPA                                                                   JT Baker                      < 4 gallons
-----------------------------------------------------------------------------------------------------------------------
IPA (100 %)                                                           JT Baker                      < 4 gallons
-----------------------------------------------------------------------------------------------------------------------
Isoamyl Alcohols
-----------------------------------------------------------------------------------------------------------------------
Isocetyl Alcohol
-----------------------------------------------------------------------------------------------------------------------
Isopropyl Alcohol (70%)                                               BDG Inc.                      < 2.0 gal.
-----------------------------------------------------------------------------------------------------------------------
ISP Medium 2                                                          Difco Labs
-----------------------------------------------------------------------------------------------------------------------
Kanamycin                                                             Sigma                         < 5.0 gal
-----------------------------------------------------------------------------------------------------------------------
Kappa Control, characterized in-house IgG3 kappa conjugate            Genitope
-----------------------------------------------------------------------------------------------------------------------
Kappa Standard                                                        sigma
-----------------------------------------------------------------------------------------------------------------------
Kappa Standard Antibody, characterized in-house purified pa           Genitope
-----------------------------------------------------------------------------------------------------------------------
Keyhole Limpet Hemocyanin (KLH)                                       Biosyn
-----------------------------------------------------------------------------------------------------------------------
Kinetic Endotoxin Detection LAL Kinetic QCL                           BioWhittaker/Cambrex
-----------------------------------------------------------------------------------------------------------------------
Lactose, monohydrate                                                  Sigma                         < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Laemmli Sample Buffer                                                 Biorad                        < 125 ml.
-----------------------------------------------------------------------------------------------------------------------
Lambda Control, characterized in-house IgG3 lambda conjug             Genitope
-----------------------------------------------------------------------------------------------------------------------
Lambda Standard                                                       Sigma
-----------------------------------------------------------------------------------------------------------------------
Lambda Standard Antibody, characterized in-house purified             Genitope
-----------------------------------------------------------------------------------------------------------------------
LB Media                                                              Genitope
-----------------------------------------------------------------------------------------------------------------------
L-Glutamine                                                           Cellgro
-----------------------------------------------------------------------------------------------------------------------
Liquid Nitrogen                                                       Liquid Carbonic Industries
-----------------------------------------------------------------------------------------------------------------------
Lithium Chloride, Granular                                            JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Loading Dye                                                           Genitope
-----------------------------------------------------------------------------------------------------------------------
LopHene                                                               Fisher                        < 4 gallons
-----------------------------------------------------------------------------------------------------------------------
Macro-Prep High Q Support                                             Bio-Rad                       < 200 ml.
-----------------------------------------------------------------------------------------------------------------------
Magnesium Acetate                                                     Sigma                         < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Magnesium Chloride, 6-Hydrate, Crystal                                JT Baker/Mallinckrodt         < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Magnesium Sulfate                                                     JT Baker                      < 1.0 Kgram
-----------------------------------------------------------------------------------------------------------------------
Maltose                                                               Sigma
-----------------------------------------------------------------------------------------------------------------------
Manganese Chloride AR                                                 Mallinckrodt
-----------------------------------------------------------------------------------------------------------------------
Mannopyranoside                                                       Sigma
-----------------------------------------------------------------------------------------------------------------------
MEM Amino Acids                                                       Cellgro
-----------------------------------------------------------------------------------------------------------------------
Mercaptoethanol                                                       Sigma
-----------------------------------------------------------------------------------------------------------------------
MetaPhor Agarose                                                      FMC BioProducts
-----------------------------------------------------------------------------------------------------------------------
Methanol                                                              JT Baker                      < 10.0 L
-----------------------------------------------------------------------------------------------------------------------
Methotrexate                                                          in house                      < 100 ml.
-----------------------------------------------------------------------------------------------------------------------
Methyl Mannopyranoside                                                Sigma
-----------------------------------------------------------------------------------------------------------------------
MilliQH20                                                             Genitope
-----------------------------------------------------------------------------------------------------------------------
Molecular Weight Standard                                             BioRad
-----------------------------------------------------------------------------------------------------------------------
Monoethanolamine                                                      JT Baker                      < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
MOPS                                                                  Sigma                         < 1.0 Kgram
-----------------------------------------------------------------------------------------------------------------------

Exhibit B

Chemical Inventory August 16, 2001

-----------------------------------------------------------------------------------------------------------------------
REAGENT                                                               MANUFACTURER                  QUANTITY
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Mycoplasma Kit                                                        ATCC
-----------------------------------------------------------------------------------------------------------------------
NaCl, 0.9%                                                            Abbott
-----------------------------------------------------------------------------------------------------------------------
NanoOrange Protein Kit                                                Molecular Probes
-----------------------------------------------------------------------------------------------------------------------
NaOH (0.1, 1, 10N)                                                    JT Baker                      < 200 ml.
-----------------------------------------------------------------------------------------------------------------------
Nickel Sulfate                                                        Sigma                         < 250 grams
-----------------------------------------------------------------------------------------------------------------------
Ni-NTA Agarose                                                        Qiagen
-----------------------------------------------------------------------------------------------------------------------
Ni-NTA Resin                                                          Qiagen                        < 50 ml
----------------------------------------------------------------------------------------------------------------------
NiSieve GTG Agarose                                                   FMC Bioproducts               < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Nonfat Dry Milk                                                       Nestle                        < 500 grams
-----------------------------------------------------------------------------------------------------------------------
NuPAGE Bis-Tris gels 4-12%                                            Invitrogen
-----------------------------------------------------------------------------------------------------------------------
NuPAGE Bis-Tris Gels, 4-12%                                           Novex
-----------------------------------------------------------------------------------------------------------------------
NuPAGE MES SDS Running Buffer                                         Invitrogen
-----------------------------------------------------------------------------------------------------------------------
NuPAGE MOPS SDS Running Buffer                                        Invitrogen
-----------------------------------------------------------------------------------------------------------------------
NuPAGE Sample Reducing Agent                                          Novex
-----------------------------------------------------------------------------------------------------------------------
NuPAGE Transfer Buffer                                                Invitrogen
-----------------------------------------------------------------------------------------------------------------------
NuPAGE Tris-Acetate Gels, 3-8%                                        Novex
-----------------------------------------------------------------------------------------------------------------------
NuSieve GTG agarose                                                   FMC Bioproducts
-----------------------------------------------------------------------------------------------------------------------
O-syl                                                                 National Lab                  < 1 Gal.
-----------------------------------------------------------------------------------------------------------------------
PBS                                                                   Cellgro                       < 1 Gal.
-----------------------------------------------------------------------------------------------------------------------
PCR Purification Kit (buffer EB, PB, PE)                              Qiagen
-----------------------------------------------------------------------------------------------------------------------
Pepsin                                                                Mallinckrodt                  < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Phenol, equilibrated                                                  Sigma                         < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Phosphate Buffered Saline (PBS)                                       Cellgro                       < 5.0 Litre
-----------------------------------------------------------------------------------------------------------------------
Phosphoric Acid                                                       JT Baker                      < 0.25 Litre
-----------------------------------------------------------------------------------------------------------------------
Pluronic L 121                                                        BASF                          < 1.0 Kgram
-----------------------------------------------------------------------------------------------------------------------
Polyoxyethylenesorbital Monolaurate                                   Sigma                         < 100 ml.
-----------------------------------------------------------------------------------------------------------------------
Polysorbate 80                                                        Mallinckrodt
-----------------------------------------------------------------------------------------------------------------------
Potassium Acetate, granular                                           JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Potassium Chloride, Crystal                                           JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Potassium Hydroxide, Pellets                                          JT Baker                      < 1 Kgrams
-----------------------------------------------------------------------------------------------------------------------
Potassium Phosphate                                                   Mallinckrodt
-----------------------------------------------------------------------------------------------------------------------
Precast Polyacrilamide (Mini)                                         Invitrogen
-----------------------------------------------------------------------------------------------------------------------
Pre-diluted Protein Assay (BGG)                                       Pierce
-----------------------------------------------------------------------------------------------------------------------
Protein A Elution Buffer                                              Genitope
-----------------------------------------------------------------------------------------------------------------------
Protein A Wash Buffer                                                 Genitope
-----------------------------------------------------------------------------------------------------------------------
Protein G Column                                                      Amersham Pharmacia
-----------------------------------------------------------------------------------------------------------------------
Protein G Sepharose for Fast Flow                                     Amersham Pharmacia            < 5.0 ml.
-----------------------------------------------------------------------------------------------------------------------
Pyrosperse                                                            BioWhittaker
-----------------------------------------------------------------------------------------------------------------------
Qiagen Protease                                                       Qiagen
-----------------------------------------------------------------------------------------------------------------------
QlAquick PCR Purification Kit                                         Qiagen
-----------------------------------------------------------------------------------------------------------------------
Quanti-cult                                                           Chrisope Technologies
-----------------------------------------------------------------------------------------------------------------------
RNA H20                                                               Genitope
-----------------------------------------------------------------------------------------------------------------------
RNAzol B                                                              Tel-test, Inc.                < 1.5 Litre
-----------------------------------------------------------------------------------------------------------------------
RNeasy Maxi Kit                                                       Qiagen                        < 2 Litre
-----------------------------------------------------------------------------------------------------------------------
RNeasy Midi Kit                                                       Qiagen                        < 2 Litre
-----------------------------------------------------------------------------------------------------------------------
RNeasy Mini Kit                                                       Qiagen                        < 2 Litre
-----------------------------------------------------------------------------------------------------------------------
Robane                                                                VWR                           < 2.5 Kgrams
-----------------------------------------------------------------------------------------------------------------------
RO Water                                                              Genitope                      < 20 gallons
-----------------------------------------------------------------------------------------------------------------------
RPMI 1640                                                             Cellgro
-----------------------------------------------------------------------------------------------------------------------
rTth DNA polymerase with buffer pack                                  Perkin Elmer
-----------------------------------------------------------------------------------------------------------------------
rTth XL DNA polymerase with buffer pack                               Perkin Elmer
-----------------------------------------------------------------------------------------------------------------------
Sabouraud Dextrose Agar w/ Lecithin and Polysorbate 80                Becton Dickinson
-----------------------------------------------------------------------------------------------------------------------
Saline (0.9%)                                                         Abbott
-----------------------------------------------------------------------------------------------------------------------
Sargramostim Leukine                                                  Immunex
-----------------------------------------------------------------------------------------------------------------------

Exhibit B

Chemical Inventory August 16, 2001

-----------------------------------------------------------------------------------------------------------------------
REAGENT                                                               MANUFACTURER                  QUANTITY
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
SeaKem LE Agarose                                                     BioWhittaker
-----------------------------------------------------------------------------------------------------------------------
SeaPlaque GTG Agarose                                                 FMC Bioproducts
----------------------------------------------------------------------------------------------------------------------
SeaPlaque GTG Agarose                                                 FMC Bioproducts
-----------------------------------------------------------------------------------------------------------------------
SFX-MAB                                                               Hyclone
-----------------------------------------------------------------------------------------------------------------------
Silver Nitrate                                                        Invitrogen
-----------------------------------------------------------------------------------------------------------------------
Silver Xpress Silver Staining Kit                                     Invitrogen
----------------------------------------------------------------------------------------------------------------------
Sodium Acetate, Trihydrate Crystal                                    JT Baker                      < 1 Kgram
-----------------------------------------------------------------------------------------------------------------------
Sodium Azide                                                          JT Baker                      < 100 grams
-----------------------------------------------------------------------------------------------------------------------
Sodium Bicarbonate, Powder                                            JT Baker                      < 1 Kgrams
-----------------------------------------------------------------------------------------------------------------------
Sodium Carbonate, Anyhdrous, Granular                                 JT Baker                      < 1 Kgrams
-----------------------------------------------------------------------------------------------------------------------
Sodium Carbonate, Monohydrate, Crystal                                JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Sodium Chloride.  Crystals                                            EM Science                    < 1.0 Kgrams
-----------------------------------------------------------------------------------------------------------------------
Sodium Citrate, Dihydrate, Granular                                   JT Baker                      < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Sodium Dodecyl Sulfate                                                JT Baker/Bio-Rad              < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Sodium Hydroxide                                                      JT Baker                      < 20 Liters
-----------------------------------------------------------------------------------------------------------------------
Sodium Nitroprusside                                                  Sigma                         < 25 grams
-----------------------------------------------------------------------------------------------------------------------
Sodium Phosphate, Dibasic, 7-Hydrate, Crystal                         JT Baker                      < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Sodium Phosphate, Monobasic, Monohydrate, Crystal                     JT Baker
-----------------------------------------------------------------------------------------------------------------------
Sodium Pyruvate                                                       Cellgro
-----------------------------------------------------------------------------------------------------------------------
Superblock Blocking Buffer in PBS                                     Pierce
----------------------------------------------------------------------------------------------------------------------
TE Buffer                                                             Genitope
-----------------------------------------------------------------------------------------------------------------------
Terminal Transferase                                                  Boehringer Mannheim
-----------------------------------------------------------------------------------------------------------------------
TFBI                                                                  Genitope
-----------------------------------------------------------------------------------------------------------------------
TFBII                                                                 Genitope
-----------------------------------------------------------------------------------------------------------------------
Thymidine                                                             Sigma
-----------------------------------------------------------------------------------------------------------------------
TMB Microwell Peroxidase Substrate                                    Kirkegaard and Perry Labs
-----------------------------------------------------------------------------------------------------------------------
Trace Klean                                                           Beckman
-----------------------------------------------------------------------------------------------------------------------
Tricine                                                               Sigma                         < 250 grams
-----------------------------------------------------------------------------------------------------------------------
Tris Base                                                             EM Science or JT Baker        < 3 Kgrams
-----------------------------------------------------------------------------------------------------------------------
TRIS Hydrochloride                                                    JT Baker/EM Science           < 500 grams
-----------------------------------------------------------------------------------------------------------------------
Tris-Base                                                             Genitope
-----------------------------------------------------------------------------------------------------------------------
Triton X-100                                                          JT Baker                      < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Trypan blue                                                           Sigma
-----------------------------------------------------------------------------------------------------------------------
Trypsin                                                               Cellgro
-----------------------------------------------------------------------------------------------------------------------
Tryptic Soy Broth                                                     Difco Labs
-----------------------------------------------------------------------------------------------------------------------
Trypticase Soy Agar                                                   Becton Dickinson
-----------------------------------------------------------------------------------------------------------------------
Trypticase Soy Agar Plates                                            Becton Dickinson              < 500 ml.
-----------------------------------------------------------------------------------------------------------------------
Trypticase Soy Agar Slants                                            Becton Dickinson              < 500 Ml.
-----------------------------------------------------------------------------------------------------------------------
Tryptone Peptone                                                      Difco Labs                    < 500 Ml.
-----------------------------------------------------------------------------------------------------------------------
Uridine                                                               Sigma                         < 1 gram
-----------------------------------------------------------------------------------------------------------------------
WFI                                                                   Abbott?
-----------------------------------------------------------------------------------------------------------------------
Yeast Extract                                                         Difco Labs
-----------------------------------------------------------------------------------------------------------------------
Zero Blunt TOPO PCR Cloning Kit                                       Invitrogen                    < 1 ml
-----------------------------------------------------------------------------------------------------------------------